GABELLI INVESTOR FUNDS, INC.
                              THE GABELLI ABC FUND

                        SUPPLEMENT DATED OCTOBER 15, 2003
     TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003

Effective as of January 1, 2003, Gabelli & Company, Inc., the distributor of the shares of the Gabelli ABC Fund ("the Fund"), voluntarily agreed to waive receipt of the Fund's Rule 12b-1 distribution fee of 0.25% of the Fund's average daily net assets (the "Distribution Fee Waiver"). Effective as of April 1, 2002, Gabelli Funds, LLC (the "Adviser") voluntarily agreed to waive its advisory fee in the amount of 0.50% of the Fund's average daily net assets (the "Advisory Fee Waiver"). Accordingly, the Distribution Fee Waiver and the Advisory Fee Waiver result in a waiver of Fund expenses in the total amount of 0.75% of average daily net assets. The Distributor or the Adviser may increase, decrease, terminate or extend the Distribution Fee Waiver or the Advisory Fee Waiver at anytime. The Fund remains closed to new investors other than persons who were shareholders in other Gabelli funds prior to October 1, 2002 and remained shareholders at the time of investment in the Fund.